UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 14, 2010
(Date of earliest event reported)	September 13, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 13, 2010, we announced we will webcast our annual investor conference on Tuesday, October 5, 2010, beginning at 9:00 a.m. Eastern Daylight Time (8:00 a.m. Central Daylight Time) and ending at noon.

The meeting will be hosted by John W. Gibson, president and chief executive officer of ONEOK, Inc. and chairman, president and chief executive officer of ONEOK Partners GP, L.L.C., our general partner.  Other members of our management team and the ONEOK, Inc. management team will present and be available for questions.

The webcast will be accessible on our Web site, www.oneokpartners.com.  A replay of the webcast will be available for 30 days after the conference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated September 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	September 14, 2010	By:	/s/ Curtis L. Dinan
Senior Vice President, Chief Financial Officer and Treasurer

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